                                                                                                                     Exhibit (17)(a)
                                        Your Vote is Important. Vote Your Proxy Today!
-------------------------------------         ---------------------------------        ------------------------------

To vote by Telephone                          To vote by Internet                      To vote by Mail

1) Read the Combined Proxy                    1) Read the Combined                     1) Read the Combined Proxy
   Statement/Prospectus and have                 Proxy Statement/Prospectus               Statement/Prospectus.
   the proxy card on reverse at                  and have the proxy card on            2) Check the appropriate box
   hand.                                         reverse at hand.                         on the proxy card on the
2) Call 1-888-221-0697.                       2) Go to website                            reverse side.
3) Follow the simple instructions.               www.proxyweb.com.                     3) Sign and date the proxy
                                              3) Follow the simple                        card.
                                                 instructions.                         4) Return the proxy card in
                                                                                          the envelope provided.

-------------------------------------         ---------------------------------        ------------------------------
                             If voting by Telephone or the Internet, do not return your proxy by mail.
                                                                     ______

                                 WT MUTUAL FUND
                          ROXBURY SMALL-CAP GROWTH FUND

999 999 999 999 99                               SPECIAL MEETING OF SHAREHOLDERS
                                                                JANUARY 31, 2007

The undersigned hereby appoints each of John J. Kelley, John C. McDonnell and Charlotta vonWettberg as proxy with the power to appoint a substitute, and hereby authorizes such proxy to represent and to vote, as designated on the reverse, all shares of each Current Fund (as defined below) held of record by the undersigned on November 13, 2006, at the Special Meeting and any adjournment thereof.

WT Mutual Fund, a Delaware statutory trust (the "WT Trust"), will hold a Special Meeting of Shareholders (the "Special Meeting") of the Roxbury Mid-Cap Fund and Roxbury Small-Cap Growth Fund (each, a "Current Fund" and, together, the "Current Funds"), each a series of the WT Trust. The Special Meeting will be held on Wednesday, January 31, 2007 at 10:30 a.m. Eastern time at the offices of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996. At the Special Meeting, you and the other shareholders of the Current Funds will be asked to consider and vote separately on the Proposal on the reverse side.

This proxy is solicited by the Board of Trustees of the WT Trust. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. By signing and dating the lower portion of this Proxy Card, you authorize the proxies to vote on the Proposal as marked, or if not marked to vote FOR the Proposal. In their discretion, the Proxies, and each of them, are authorized to vote on any other matter that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any prior proxy to vote at the Special Meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof. If you do not intend to personally attend the Special Meeting, please complete and mail this Proxy Card in the enclosed envelope.


                                            Dated:______________________________
                                      __________________________________________
                                      |                                        |
                                      |                                        |
                                      |                                        |
                                      |                                        |
                                      __________________________________________
                                      Signature(s)             (Sign in the Box)

                                      NOTE:  Please  sign your name  exactly as
                                      your  shareholder name or names appear on
                                      the  account.  This  will  authorize  the
                                      voting of your shares as indicated. Where
                                      shares are registered  with joint owners,
                                      all joint  owners  should  sign.  Persons
                                      signing  as  executors,   administrators,
                                      trustees, etc. should so indicate.

                    Please fill in a box as shown using black or blue ink or number 2 pencil. |X|

                    PLEASE DO NOT USE FINE POINT PENS.


You are encouraged to specify your choice by marking the appropriate box below. If you do not mark any box, your Proxy will be voted in accordance with the Board of Trustees' recommendation.

The Board of Trustees recommends a vote "FOR" the Proposal.

1.     Proposal for Shareholders of Roxbury Small-Cap Growth Fund:
                                                                                     FOR    AGAINST   ABSTAIN

       Approval of the Plan of Reorganization of the Roxbury Small-Cap Growth        |_|      |_|        |_|
       Fund into a series of The Roxbury Funds with an identical name.






                     PLEASE SIGN, DATE AND RETURN THIS CARD.


                                        Your Vote is Important. Vote Your Proxy Today!
-------------------------------------         ---------------------------------        ------------------------------

To vote by Telephone                          To vote by Internet                      To vote by Mail

1) Read the Combined Proxy                    1) Read the Combined                     1) Read the Combined Proxy
   Statement/Prospectus and have                 Proxy Statement/Prospectus               Statement/Prospectus.
   the proxy card on reverse at                  and have the proxy card on            2) Check the appropriate box
   hand.                                         reverse at hand.                         on the proxy card on the
2) Call 1-888-221-0697.                       2) Go to website                            reverse side.
3) Follow the simple instructions.               www.proxyweb.com.                     3) Sign and date the proxy
                                              3) Follow the simple                        card.
                                                 instructions.                         4) Return the proxy card in
                                                                                          the envelope provided.

-------------------------------------         ---------------------------------        ------------------------------
                             If voting by Telephone or the Internet, do not return your proxy by mail.
                                                                     ______

                                 WT MUTUAL FUND
                              ROXBURY MID-CAP FUND

999 999 999 999 99                               SPECIAL MEETING OF SHAREHOLDERS
                                                                JANUARY 31, 2007

The undersigned hereby appoints each of John J. Kelley, John C. McDonnell and Charlotta vonWettberg as proxy with the power to appoint a substitute, and hereby authorizes such proxy to represent and to vote, as designated on the reverse, all shares of each Current Fund (as defined below) held of record by the undersigned on November 13, 2006, at the Special Meeting and any adjournment thereof.

WT Mutual Fund, a Delaware statutory trust (the "WT Trust"), will hold a Special Meeting of Shareholders (the "Special Meeting") of the Roxbury Mid-Cap Fund and Roxbury Small-Cap Growth Fund (each, a "Current Fund" and, together, the "Current Funds"), each a series of the WT Trust. The Special Meeting will be held on Wednesday, January 31, 2007 at 10:30 a.m. Eastern time at the offices of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996. At the Special Meeting, you and the other shareholders of the Current Funds will be asked to consider and vote separately on the Proposal on the reverse side.

This proxy is solicited by the Board of Trustees of the WT Trust. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. By signing and dating the lower portion of this Proxy Card, you authorize the proxies to vote on the Proposal as marked, or if not marked to vote FOR the Proposal. In their discretion, the Proxies, and each of them, are authorized to vote on any other matter that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any prior proxy to vote at the Special Meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof. If you do not intend to personally attend the Special Meeting, please complete and mail this Proxy Card in the enclosed envelope.


                                            Dated:______________________________
                                      __________________________________________
                                      |                                        |
                                      |                                        |
                                      |                                        |
                                      |                                        |
                                      __________________________________________
                                      Signature(s)             (Sign in the Box)

                                      NOTE:  Please  sign your name  exactly as
                                      your  shareholder name or names appear on
                                      the  account.  This  will  authorize  the
                                      voting of your shares as indicated. Where
                                      shares are registered  with joint owners,
                                      all joint  owners  should  sign.  Persons
                                      signing  as  executors,   administrators,
                                      trustees, etc. should so indicate.

                    Please fill in a box as shown using black or blue ink or number 2 pencil. |X|

                    PLEASE DO NOT USE FINE POINT PENS.


You are encouraged to specify your choice by marking the appropriate box below. If you do not mark any box, your Proxy will be voted in accordance with the Board of Trustees' recommendation.

The Board of Trustees recommends a vote "FOR" the Proposal.

1.     Proposal for Shareholders of Roxbury Mid-Cap Fund:
                                                                                     FOR    AGAINST   ABSTAIN

       Approval of the Plan of Reorganization of the Roxbury Mid-Cap                 |_|      |_|        |_|
       Fund into a series of The Roxbury Funds with an identical name.






                     PLEASE SIGN, DATE AND RETURN THIS CARD.